SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 27, 2021

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ENTERPRISE DIVERSIFIED, INC.

(Exact Name of Registrant as Specified in Its Charter)

Nevada	000-27763	88-0397234
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1518 Willow Lawn Drive
Richmond, VA		23230
(Address of principal executive offices)		(Zip Code)

(434) 336-7737

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	Not applicable	Not applicable

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company         ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.                  ☐

Item 5.07.          Submission of Matters to a Vote of Security Holders.

On May 27, 2021, Enterprise Diversified, Inc. (the “Company”) held its 2021 Annual Meeting of Shareholders, for which the board of directors solicited proxies.

As of March 30, 2021, the record date for the determination of the shareholders entitled to notice of, and to vote at, the Annual Meeting, there were 2,647,383 shares of common stock outstanding and entitled to vote. A total of 1,793,536 shares (or approximately 67.75% of the outstanding shares; and constituting a quorum) were represented at the Annual Meeting in person or by valid proxies.

At the Annual Meeting, the shareholders voted on three proposals. The proposals are described in detail in the Company’s definitive proxy statement dated April 22, 2021. The final results for the votes regarding each proposal are set forth below:

Proposal One

The vote with respect to the nominees for director is set forth below:

	Votes For	Withheld Votes	Broker Non-Votes
Steven L. Kiel	1,174,986	60,821	557,729
Thomas Braziel
(Independent)	1,178,986	56,821	557,729
Jeremy K. Deal
(Independent)	1,210,349	25,458	557,729
Alea A. Kleinhammer	1,214,449	21,358	557,729
Keith D. Smith	1,214,449	21,358	557,729

Each nominee received the required number of votes for re-election to the board of the Company to hold office until the next annual meeting, and until a respective successor is elected and has been qualified, or until such director resigns or is removed from office.

Proposal Two

The vote with respect to the ratification of the appointment of Brown, Edwards & Company, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2021 is set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
1,771,287	9,624	12,625	–

Brown, Edwards & Company, LLP was approved as the Company’s independent registered public accountant for the year ending December 31, 2021.

Proposal Three

The vote with respect to the approval of the proposed amendment to the Company’s Articles of Incorporation to increase the Company’s total number of authorized shares of common stock, $0.125 par value, by 7,200,000 shares, from 2,800,000 to 10,000,000 authorized shares of common stock, is set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
1,590,795	199,414	3,327	–

The proposed amendment to the Company’s Articles of Incorporation was approved by the shareholders.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 1, 2021		ENTERPRISE DIVERSIFIED, INC.

	By:	/s/ Steven L. Kiel
Steven L. Kiel
Executive Chairman